UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On May 4, 2005, Robert G. Phillips, Chief Executive Officer and President of the general partner of Enterprise Products Partners L.P. ("Enterprise"), will present at the RBC Dain Rauscher Luncheon Meeting in Houston, Texas. For the benefit of all investors, the slides accompanying this presentation are attached as Exhibit 99.1 to this current report on Form 8-K and will be posted on Enterprise's website, www.epplp.com, under the section titled "Investor Resources."

The attached slide presentation utilizes the non-GAAP financial measure of gross operating margin (Slides 9 and 27). We define gross operating margin as operating income before (i) depreciation and amortization expense; (ii) operating lease expenses for which we do not have the payment obligation; (iii) gains and losses on the sale of assets; and (iv) general and administrative expenses. The GAAP measure most directly comparable to gross operating margin is operating income. A reconciliation of gross operating margin to operating income is presented on Slide 33.

The attached slide presentation also utilizes the non-GAAP financial measure of EBITDA (Slides 27 and 28). We define EBITDA as net income or loss plus interest expense, provision for income taxes and depreciation and amortization expense. The GAAP measure most directly comparable to EBITDA is cash provided by or used in operating activities. Reconciliations of EBITDA to this GAAP measure are presented on Slides 34 and 35. For information regarding the reasons why our management believes that presentation of gross operating margin and EBITDA provides useful information to investors with respect to our financial condition and results of operations, and the additional purposes for which our management uses gross operating margin and EBITDA, please refer to “Item 2.02 Results of Operations and Financial Condition — Use of Non-GAAP Financial Measures” in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1	Enterprise Products Partners L.P. May 4, 2005 slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	Enterprise Products GP, LLC,

its General Partner

Date: May 4, 2005	By: ____/s/ Michael J. Knesek___________________
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal

Accounting Officer of Enterprise Products GP, LLC